                                                                     EXHIBIT 4.2



                                   ADDENDUM A



         This Addendum (the "Addendum") is made effective as of the 19 day of October, 1999, by and among each of the persons listed on Schedule 1 hereto (each, a "New Shareholder"), eVentures Group, Inc., a Delaware corporation (the "Company"), and other shareholders (the "Shareholders") of the Company that are parties to that certain Registration Rights Agreement dated as of September 22, 1999 (as amended, modified, supplemented or restated, the "Agreement"), between the Company and its shareholders.


                                R E C I T A L S:

         A. The Company and the Shareholders entered into the Agreement to impose certain restrictions and obligations upon themselves and the shares of stock (the "Stock") of the Company.

         B. Each New Shareholder is desirous of becoming a Shareholder of the Company.

         C. Holders of a majority of the Registrable Shares have consented to including each New Shareholder as a "Stockholder" under the Agreement, and each New Shareholder desires to enter into an Addendum to extend to each New Shareholder the benefits of and obligations under the Agreement to the same extent as if they were original parties thereto.

         NOW THEREFORE, in consideration of the mutual promises of the parties, the parties agree as follows:

         1. Each New Shareholder acknowledges that he or she has read the Agreement, which is attached hereto as Exhibit A and incorporated herein for all purposes, and knows and understands its content.

         2. Each New Shareholder shall be bound by, and shall have the benefit of, all the terms and conditions set out in the Agreement to the same extent as if the New Shareholder were an original party thereto, but only effective as of the date of this Addendum Agreement.

         3. This Addendum shall be attached to, be incorporated into and become part of the Agreement.

         4. Except to the extent defined in this Addendum, all defined terms shall have the meaning set forth in the Agreement.

                                   SCHEDULE 1

Russell Biersodorf
Elliot Broidy
Joseph DeMeo
Oscar Goodman
John Higgins
Lynn Bainbridge Huffard
Susan Huffard
Trevor Huffard, Jr.
Clark Hunt
Lamar Hunt
Norma Hunt
HW Capital, L.P.
Lawrence Johnson
Eckley Keach
David Loglisci
Carl Lovell
Neal Matthews
Robert Michel
Preston Paine
Martina Quaglia
Kerry Rogers
Jeff Samsen
Shackles Children Family Trust
Shackles Family Trust
Sienna Trust
Robert Toricelli
Susan Trimboli
W. Bruce Voss
Richard Weese

AGREED TO AND ACCEPTED


On behalf of the shareholders and the Company

COMPANY:

eVentures Group, Inc.


By:    /s/ STUART CHASANOFF
   -----------------------------------------
Name:  Stuart Chasanoff
      --------------------------------------
Title: Vice President - Business Development
      --------------------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ ELLIOTT BROIDY
                                                 ------------------------------

                                                 Name: Elliott Broidy
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ JOSEPH F. DE MEO
                                                 ------------------------------

                                                 Name: Joseph F. De Meo
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ OSCAR B. GOODMAN
                                                 ------------------------------

                                                 Name: Oscar B. Goodman
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ JOHN HIGGINS
                                                 ------------------------------

                                                 Name:  John Higgins
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ TREVOR L. HUFFARD
                                                 ------------------------------

                                                 Name:  Trevor L. Huffard
                                                      -------------------------
                                                      as natural guardian of
                                                      Trevor L. Hufford, Jr.,
                                                      a minor.

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ SUSAN HUFFARD
                                                 ------------------------------

                                                 Name:  Susan Huffard
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ TREVOR L. HUFFARD
                                                 ------------------------------

                                                 Name:  Trevor L. Huffard
                                                      -------------------------
                                                      as natural guardian of
                                                      Lynn Barnbridge Huffard,
                                                      a minor

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ LAMAR HUNT
                                                 ------------------------------

                                                 Name:  LAMAR HUNT
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ LAWRENCE JOHNSON
                                                 ------------------------------

                                                 Name: LAWRENCE JOHNSON
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ ECKLEY M. KEACH
                                                 ------------------------------

                                                 Name: Eckley M. Keach
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ CARL LOVELL
                                                 ------------------------------

                                                 Name: Carl Lovell
                                                      -------------------------

                                    NEW SHAREHOLDER
                                    ---------------



                                    NAME: NEAL MATTHEWS

AGREED TO AND ACCEPTED



On behalf of the shareholders and the Company

COMPANY:

eVentures Group, Inc.


By: /s/ NEAL MATTHEWS
  -------------------
Name:   Neal Matthews
Title:  Stockholder

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ ROBERT A. MICHEL
                                                 ------------------------------

                                                 Name: Robert A. Michel
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ PRESTON PAINE
                                                 ------------------------------

                                                 Name: Preston Paine
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ KERRY ROGERS
                                                 ------------------------------

                                                 Name: Kerry Rogers
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                  /s/ JEFF SAMSEN
                                                 ------------------------------

                                                 Name: Jeff Samsen
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ ROBERT TORRICELLI
                                                 ------------------------------

                                                 Name: Robert Torricelli
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ SUSAN TRIMBOLI
                                                 ------------------------------

                                                 Name: Susan Trimboli
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.



                                                 NEW SHAREHOLDER

                                                 /s/ W. BRUCE VOSS
                                                 ------------------------------

                                                 Name: W. Bruce Voss
                                                      -------------------------

                                           NEW SHAREHOLDER


                                           Name: RICHARD M. WEESE
                                                /s/ Richard M. Weese

AGREE TO AND ACCEPTED

On behalf of the shareholders and the Company

COMPANY:

eVentures Group, Inc.


By: /s/ RICHARD M. WEESE
  --------------------------------
Name: Richard M. Weese
     -----------------------------
Title:
      ----------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ THOMAS S. BAINBRIDGE SR.
                                                 ------------------------------

                                                 Name: Thomas S. Bainbridge Sr.
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ STUART CHASANOFF
                                                 ------------------------------

                                                 Name: Stuart Chasanoff
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.



                                                 NEW SHAREHOLDER

                                                 /s/ ARNOLD GLABERSON
                                                 ------------------------------

                                                 Name: Arnold Glaberson
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER


                                                 /s/ DAVID M. LEUSCHEN
                                                 ------------------------------


                                                 Name: David M. Leuschen
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ DOUGLAS R. NICHOLS
                                                 ------------------------------

                                                 Name: Douglas R. Nichols
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ KEITH OSER
                                                 ------------------------------

                                                 Name: Keith Oser
                                                      -------------------------

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum as of the date first written above.


                                                 NEW SHAREHOLDER

                                                 /s/ [ILLEGIBLE]
                                                 ------------------------------


                                                 Name: IEO Investments Limited
                                                      -------------------------